Exhibit 99.1

May 2024 INVESTOR PRESENTATION

SEVEN HILLS REALTY TRUST

WARNING REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", "will", "would", "should", "may" and negatives or derivatives of these or similar expressions, SEVN is making forward-looking statements. These forward-looking statements are based upon SEVN's present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SEVN's forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond SEVN's control.

The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the heading "Risk Factors" in SEVN's Annual Report on Form 10-K for the year ended December 31, 2023, and its other periodic reports, or incorporated therein, identifies other important factors that could cause SEVN's actual results to differ materially from those stated in or implied by SEVN's forward-looking statements. SEVN's filings with the SEC are available on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. SEVN assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR).

Notes Regarding Certain Information in this Presentation

This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the data used or derived from second party sources should be construed as investment advice. Some data and other information presented are also based on SEVN's good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended March 31, 2024.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures including Distributable Earnings and Distributable Earnings per common share. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation.

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3 SEVEN HILLS REALTY TRUST BUSINESS AT A GLANCE 3 Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. 3 1.6x Debt to Equity Ratio 12% Manager Ownership in SEVN $695M Total Debt Capacity 68% Weighted Average LTV 9.6% Weighted Average All In Yield $629M Total Loan Commitments 21 Floating - Rate First Mortgage Loans SEVN Nasdaq Listed

SEVEN HILLS REALTY TRUST

COMPELLING INVESTMENT OPPORTUNITY

Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform.

High Quality Portfolio

- 100% invested in floating rate first mortgage loans.
- Diversified across geographies, sponsors and property types.
- Emphasis on strong credit, visible cash flow and moderate LTV.

Strong Return Profile

- Total shareholder returns have significantly outperformed the FTSE Nareit Mortgage / Commercial Financing Index since the beginning of 2022.
- Well covered dividend with opportunity to enhance valuation as Distributable Earnings grow.

Attractive Market Opportunity

- Positioned favorably to capitalize on liquidity concerns in the banking sector and slowdown in the CLO/securitized market.
- Growing loan origination pipeline with ample liquidity to take advantage of enhanced returns.

Managed by Tremont Realty Capital

- Proven investment professionals averaging over 20 years experience in real estate lending with deep relationships across the CRE space.
- Differentiated client-focused mortgage origination process.
- Strong shareholder alignment with ~12% ownership of SEVN equity.

Integrated with RMR Real Estate Platform

- More than $41 billion in assets under management with over 1,100 real estate professionals in more than 35 offices across the U.S.
- RMR's expertise in owning and managing real estate provides real time insight into local market conditions and property sector performance.

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5 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW Portfolio Statistics Number of Loans 21 Average Loan Commitment $30M Total Loan Commitments $629M Principal Balance $591M Weighted Average Coupon Rate 9.1% Weighted Average All In Yield 9.6% Weighted Average LTV 68% Weighted Average Floor 1.4% Weighted Average Maximum Maturity 2.8 years Weighted Average Risk Rating 3.0 Property Type 1 Geographic Diversity 1 Loan to Value 1 Risk Rating Distribution 1 Multifamily 35% Office 28% Industrial 19% Retail 10% Hotel 8% Midwest 22% South 35% West 29% East 14% 5 Well diversified portfolio of 100% floating rate loans with strong credit metrics. 16% 15% 28% 28% 13% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 14% 71% 15% 1. Based on principal balance of loans held for investment as of March 31, 2024. Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5) --- % --- %

6 SEVEN HILLS REALTY TRUST REDUCING OFFICE EXPOSURE 6 During the first quarter, SEVN’s office exposure declined to 28%, consisting of six loans with a weighted average risk rating of 3.5. 1. Based on principal balance of loans held for investment as of period end. Office 40% Office 36% Office 34% Office 29% Office 28% Multifamily 31% Multifamily 35% Multifamily 33% Multifamily 33% Multifamily 35% Retail 18% Retail 18% Retail 17% Retail 12% Retail 10% Industrial 11% Industrial 11% Industrial 14% Industrial 19% Industrial 19% Hotel , 2% Hotel , 7% Hotel , 8% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Portfolio Composition 1 Office Loan Count 10 9 9 7 6

7 SEVEN HILLS REALTY TRUST $15 million - $100 million 84% >$100 million 16% ATTRACTIVE MARKET OPPORTUNITY Demand for CRE debt capital in the underserved middle market is expected to remain strong as alternative lenders like SEVN increase their presence in the marketplace. • ~84% of CRE asset sales transactions occur between $15 million and $100 million. • Demand for alternative sources of CRE debt capital has remained strong and competitive conditions remain favorable due to a slowdown in the securitized lending market market and curtailed lending in the banking sector. • Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns. Alternative Lender Market Share 2 CRE Asset Sales Transactions > $15 Million 1 2017 – Q1 2024 1. Source : Real Capital Analytics; d ata obtained March 2024. Includes all properties sold in transactions greater than $15 million from 2017 to Q1 2024 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care. 2. Source: Real Capital Analytics as of March 2024. 7% 10% 10% 8% 12% 12% 10% 2017 2018 2019 2020 2021 2022 2023 Middle Market Upper Market

SEVEN HILLS REALTY TRUST

MANAGED BY TREMONT REALTY CAPITAL

Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans.

Established Manager

- ~$6 billion of loan originations completed since inception in 2000.
- Seasoned underwriting, asset management and origination resources support continued growth.
- Team of professionals with an average of over 20 years experience in the CRE finance sector.
- Fully integrated platform provides a competitive advantage versus outsourced models.
- Strong shareholder alignment with ~12% equity ownership of SEVN.

Fully Integrated Platform

- Origination
- Underwriting
- Diligence
- Asset Management
- Reporting
- Investor Relations
- Compliance
- Marketing

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9 SEVEN HILLS REALTY TRUST RIGOROUS SCREENING PROCESS Term Sheets Issued 41 Loans $1.5 billion 7 Loans $178 million 5 Loans $137 million Tremont employs a rigorous investment screening process with a multidisciplinary review to select the most compelling loan opportunities. • Screened loans with an average size of ~$37 million. • Converted 12% of term sheets issued into closed loans. • Closed approximately 1.1% of loans screened. • Closed one loan for $17.8 million subsequent to quarter end. 460 Loans $17 billion Loans Screened Applications Closed 9 Production Statistics March 2024 Trailing Twelve Months

10 SEVEN HILLS REALTY TRUST STABLE PORTFOLIO SEVN anticipates loan production to grow during 2024 driven by improving market sentiment and favorable competitive conditions for alternative lenders. $628.7 $634.9 $675.2 $629.9 $590.6 $45.8 $42.9 $45.2 $40.4 $38.3 $674.5 $677.8 $720.4 $670.3 $628.9 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 21 25 24 26 24

11 SEVEN HILLS REALTY TRUST Loan Newport News, VA Anaheim, CA Atlanta & Fayetteville, GA Type First Mortgage Loan First Mortgage Loan First Mortgage Loan Size $17.8 million $29.0 million $25.3 million Term Three - year initial term; Two 12 - month extension option Two - year initial term; Three 12 - month extension options Three - year initial term; Two 12 - month extension option LTV 71% 55% 55% Collateral Multifamily Hotel Self Storage Loan Purpose Acquisition Refinance Refinance Investment Date April 2024 November 2023 October 2023 REPRESENTATIVE LOAN ORIGINATIONS

12 SEVEN HILLS REALTY TRUST PORTFOLIO PERFORMANCE 12 • Generated Distributable Earnings of $0.38 per share, more than fully covering quarterly dividend. • Closed one loan for $17.8 million subsequent to quarter end. • Received $40.4 million of loan repayments during the first quarter, including $15.8 million on one office loan. • Reduced office exposure to 28% of total principal balance as of March 31, 2024. • Ended the quarter with $365.7 million of liquidity, including $93.3 million of cash on hand. Strong earnings results supported by a diversified floating rate portfolio and rising interest rates. Distributable Earnings per Common Share 2024 Highlights $0.39 $0.36 $0.38 $0.43 $0.38 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Dividend Coverage 123% 111% 109% 103% SEVEN HILLS REALTY TRUST 109%

13 SEVEN HILLS REALTY TRUST $0.15 $0.25 $0.25 $0.25 $0.25 $0.35 $0.35 $0.35 $0.35 $0.35 Dividends per Common Share FOCUSED ON CREATING VALUE Distributable Earnings growth has resulted in meaningful dividend increases and significant outperformance relative to the industry benchmark. 1. Paid fourth quarter dividend of $0.15 per common share in September 2021 in anticipation of the Merger closing. 2. Source: FactSet. Benchmark refers to FTSE Nareit Mortgage / Commercial Financing Index. Total Shareholder Return 2 Q1 2022 – Q1 2024 60% - 19% SEVN Benchmark SEVN Outperformed Benchmark by 79% 1 13 SEVEN HILLS REALTY TRUST

14 SEVEN HILLS REALTY TRUST FIRST QUARTER CAPITALIZATION $58 $181 $88 $96 $157 $24 $62 $29 $215 $205 $150 $125 Citibank UBS BMO Wells Fargo Advanced Unused Capacity Secured Financing Facilities (Dollars in millions) Strong relationships with Secured Financing Providers continue to support SEVN’s capacity to invest in accretive loan opportunities. Highlights • Secured Financing Facilities provide total borrowing capacity of nearly $700 million. • Ended the quarter with $272 million of unused borrowing capacity. • Decreased leverage with debt to equity ratio of 1.6x. • In July 2023, extended UBS Master Repurchase Facility maturity date to February 2025. 14 SEVEN HILLS REALTY TRUST

15 SEVEN HILLS REALTY TRUST INTEREST RATE SENSITIVITY Annualized Impact to Net Interest Income per Share 1 As of March 31, 2024 Increases in interest rates benefit SEVN's 100% floating rate loan portfolio, while floors in SEVN's loan portfolio help to protect it from interest rate declines. 1. The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate ch ang es in SOFR, taking into consideration our borrowers’ interest rate floors as of March 31, 2024. The results in the table above are based on our loan portfolio and debt ou tstanding as of March 31, 2024. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is n ot meant to forecast future results. 15 15 ($0.10) ($0.08) ($0.06) ($0.05) ($0.02) $0.00 $0.03 $0.06 $0.09 $0.11 $0.14 ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 -125 bps -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps +125 bps Interest Rate Changes

16 SEVEN HILLS REALTY TRUST RMR’s Operations Include: National Multi - Sector Investment Platform OFFICE INDUSTRIAL RESIDENTIAL MEDICAL LIFE SCIENCE SENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 20,000 Employees Approximately 2,100 Properties More than $5 Billion in Annual Revenues More than $41 Billion in AUM Over 1,100 CRE Professionals More than 35 Offices Throughout the U.S. Financial Services Real Estate Services Business Services Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/Audit Construction/ Development Information Technology Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management VERITCALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM The RMR Group 16

SEVEN HILLS REALTY TRUST APPENDIX Student Housing Refinancing Auburn, AL

18 SEVEN HILLS REALTY TRUST TARGET INVESTMENTS Selective origination strategy focused on providing borrowers flexible capital solutions for middle market CRE properties nationwide. Loan Size Principal balances typically $15 million to $75 million. Collateral First lien mortgages on middle market transitional assets. Property Type Multifamily, Industrial, Hospitality, Retail, Office and other commercial property types. Geography Primary and secondary markets nationwide. Loan to Value Stabilized LTV ratios generally 75% or less. Interest Rates Competitive rates over SOFR . Term 2 - 5 years including extension options. Amortization Interest only. Recourse Non - recourse to sponsors. 18

19 SEVEN HILLS REALTY TRUST KEY UNDERWRITING CRITERIA Primary investment objective of balancing capital preservation with the generation of attractive risk adjusted returns. SPONSORSHIP x Meaningful “skin” in the game x History of performance x High character x Well capitalized COLLATERAL x First mortgage secured by cash flowing properties x Properties in liquid markets with institutional investor base x Quality properties in strong locations x LTV supported by third party appraisal BUSINESS PLAN x Fully capitalized at closing x Achievable over 3 to 5 - year horizon x Actionable plans not reliant on market rent growth or cap rate compression EXIT STRATEGY x Evaluate both a primary and secondary source of repayment x Refinance exit achievable based on current CMBS sizing and pricing standards x Loan basis vis - à - vis downside scenario and path to repayment 19

SEVEN HILLS REALTY TRUST

LOAN INVESTMENT DETAILS

(Dollars in thousands)

First mortgage loans as of March 31, 2024:

#	Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
1	Olmsted Falls, OH	Multifamily	01/28/2021	$ 54,575	$ 46,083	S + 4.00%	S + 4.33%	01/28/2025	01/28/2026	63%	3
2	Dallas, TX	Office	08/25/2021	50,000	43,511	S + 3.25%	S + 3.60%	08/25/2024	08/25/2026	72%	4
3	Passaic, NJ	Industrial	09/08/2022	47,000	39,348	S + 3.85%	S + 4.26%	09/08/2025	09/08/2027	69%	3
4	Brandywine, MD	Retail	03/29/2022	42,500	42,200	S + 3.85%	S + 4.26%	03/29/2025	03/29/2027	62%	3
5	Auburn, AL	Multifamily	05/11/2023	37,500	37,500	S + 3.25%	S + 4.08%	11/11/2025	11/11/2026	67%	2
6	Starkville, MS	Multifamily	03/22/2022	37,250	37,250	S + 4.00%	S + 4.33%	03/22/2025	03/22/2027	70%	3
7	Farmington Hills, MI	Multifamily	05/24/2022	31,520	29,248	S + 3.15%	S + 3.52%	05/24/2025	05/24/2027	75%	3
8	Downers Grove, IL	Office	09/25/2020	30,000	29,500	S + 4.25%	S + 4.64%	11/25/2024	11/25/2024	67%	3
9	Anaheim, CA	Hotel	11/29/2023	29,000	29,000	S + 4.00%	S + 4.56%	11/29/2025	11/29/2028	55%	2
10	Las Vegas, NV	Multifamily	06/10/2022	28,950	25,333	S + 3.30%	S + 4.08%	06/10/2025	06/10/2027	60%	3
11	Fountain Inn, SC	Industrial	07/13/2023	27,500	24,300	S + 4.25%	S + 4.85%	07/13/2025	07/13/2026	76%	3
12	Plano, TX	Office	07/01/2021	27,385	26,537	S + 4.75%	S + 5.14%	07/01/2024	07/01/2026	78%	3
13	Fayetteville, GA	Industrial	10/06/2023	25,250	25,250	S + 3.35%	S + 3.73%	10/06/2026	10/06/2028	55%	3

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21 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS (Continued) ( D ollars in thousands) First mortgage loans as of March 31, 2024: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 14 Carlsbad, CA Office 10/27/2021 24,750 24,417 S + 3.25% S + 3.58% 10/27/2024 10/27/2026 78% 4 15 Fontana, CA Industrial 11/18/2022 24,355 22,000 S + 3.75% S + 4.29% 11/18/2024 11/18/2026 72% 3 16 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.58% 12/09/2024 12/09/2026 72% 3 17 Bellevue, WA Office 11/05/2021 21,000 20,000 S + 3.85% S + 4.19% 11/05/2024 11/05/2026 68% 4 18 Portland, OR Multifamily 07/09/2021 19,688 19,688 S + 3.57% S + 3.95% 07/09/2024 07/09/2026 75% 3 19 Scottsdale, AZ Hotel 09/27/2023 17,250 17,250 S + 4.25% S + 4.65% 09/27/2026 09/27/2028 57% 2 20 Sandy Springs, GA Retail 09/23/2021 16,488 15,287 S + 3.75% S + 4.10% 09/23/2024 09/23/2026 72% 3 21 Portland, OR Multifamily 07/30/2021 13,400 1 3,400 S + 3.57% S + 3.96% 07/30/2024 07/30/2026 71% 3 Total/weighted average $ 628,891 $ 590,632 S + 3.77% S + 4.21% 68% 3.0

22 SEVEN HILLS REALTY TRUST Three Months Ended March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Distributable Earnings Net income $ 5,233 $ 6,045 $ 7,473 $ 4,644 $ 7,803 Non - cash equity compensation expense 336 151 271 579 120 Non - cash accretion of purchase discount (1,145) (821) (1,075) (1,047) (1,185) Provision for (reversal of) credit losses 697 500 (1,338) 1,026 (987) Depreciation and amortization of real estate owned 357 289 305 — — Exit fees collected on loans acquired in Merger (1) 90 148 — — — Distributable Earnings $ 5,568 $ 6,312 $ 5,636 $ 5,202 $ 5,751 Weighted average common shares outstanding - basic and diluted 14,675 14,673 14,640 14,605 14,582 Distributable Earnings per common share - basic and diluted $ 0.38 $ 0.43 $ 0.38 $ 0.36 $ 0.39 RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS (amounts in thousands, except per share data) 1. Exit fees collected on loans acquired in the Merger represent fees collected upon repayment of loans for which no income has pre viously been recognized in Distributable Earnings. In accordance with GAAP, exit fees on loans acquired in the Merger were accreted as a component of the purchase discount and were excluded from Dis tributable Earnings as a non - cash item. Accordingly, these exit fees have been recognized in Distributable Earnings upon collection.

SEVEN HILLS REALTY TRUST

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS

We present Distributable Earnings and Distributable Earnings per common share, which are considered "non-GAAP financial measures" within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings and Distributable Earnings per common share may not be comparable to distributable earnings and distributable earnings per common share as reported by other companies.

In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement.

Distributable Earnings:

We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset.

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24 SEVEN HILLS REALTY TRUST NON - GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and ex clu ding any purchase discount accretion. AUM: AUM refers to assets under management. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to sep arate facility loan agreements that we refer to as BMO Facility. CLO : CLO refers to collateralized loan obligations . CMBS: CMBS refers to commercial mortgage - backed securities. GAAP: GAAP refers to generally accepted accounting principles. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in - place value of the underlying col lateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, Na tional Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower m eet ing certain conditions. Merger: On September 30, 2021, TRMT merged with and into us. We refer to this transaction as the Merger. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. TRMT: TRMT refers to Tremont Mortgage Trust.

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